                       FIRST AMENDMENT TO LOAN AGREEMENT AND
                    AGREEMENT WITH RESPECT TO LETTERS OF CREDIT
                           UNDER REIMBURSEMENT AGREEMENT

          This amendment to Loan Agreement ("Amendment") is made as of October 20, 1997 by and among the following parties:

          Bank of America National Trust and Savings Association ("Bank of America") and "Lender")

          Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")


          Northwest Pipe Company, an Oregon corporation (a "Borrower")

          Thompson Pipe and Steel Company, a Colorado corporation (a "Borrower")

          Thompson Steel Pipe Company, a Delaware corporation (a "Borrower")

                                      RECITALS

     A. Borrowers, Lenders and Agent have executed a Loan Agreement dated the same date as this Amendment (the "Loan Agreement"). Article 9 of the Loan Agreement describes Lender's duty to issue certain letters of credit. Among the letters of credit contemplated by Article 9 of the Loan Agreement are two letters of credit to be substituted for letters of credit issued by Dai-Ichi Kangyo Bank, Ltd. which are numbers SDC-023600 and SDC-023595.

     B. In addition, Lender and Borrowers intend to execute a separate reimbursement agreement describing Lender's duty to issue a standby letter of credit to replace letter of credit number SDC-012926 issued by the Dai-Ichi Kangyo Bank, Ltd. (the "Reimbursement Agreement").

     C. Because of the time involved in obtaining consent of the beneficiaries, Bank of America presently is unable to provide the letters of credit to substitute for the Dai-Ichi Kangyo Bank, Ltd. as contemplated by
Article 9 to the Loan Agreement. The Dai-Ichi Kangyo Bank, Ltd. letters of credit referred to in this section are guaranteed by CIT Group/Business Credit, Inc. ("CIT").

     D. Bank of America is not presently able to provide the letter of credit which will be described in the Reimbursement Agreement because of the time involved in obtaining approval of California Teachers Retirement System to a substitution of Bank of America letter of credit for the Dai-Ichi Kangyo Bank, Ltd. letter of credit, which was guaranteed by CIT.

     E. Notwithstanding the delays in issuing the letters of credit referred to above, the parties desire to execute the Loan Agreement at this time and to have Bank of America fund the loan described therein.

     Therefore, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     1. FUNDING OF LOAN AGREEMENT. Bank of America shall fund the loans described in the Loan Agreement as soon as conditions stated therein are met.

     2. ISSUANCE OF LETTERS OF CREDIT UNDER LOAN AGREEMENT AND REIMBURSEMENT AGREEMENT. Bank of America will not now issue the standby letters of credit to replace any of the Dai-Ichi Kangyo Bank, Ltd. letters of credit described above, but will use its good faith best efforts to do so. The letter of credit to replace Dai-Ichi Kangyo Bank, Ltd. letter of credit will be issued pursuant to the Reimbursement Agreement substantially in the form of the most recent draft of the Reimbursement Agreement between the parties with modifications to make it consistent with the Loan Agreement. If Bank of America is not able to issue its letters of credit to replace the Dai-Ichi Kangyo Bank, Ltd. letters of credit by November 30, 1997, it will use its good faith best efforts to issue by November 30, 1997 back-up standby letters of credit in form and substance reasonably satisfactory to CIT in an aggregate amount of not less than 105 percent of the then outstanding Dai-Ichi Kangyo Bank, Ltd. letters of credit. Bank of America's obligation to issue substitute letters of credit or back-up letters of credit under this section, shall be conditioned upon the conditions of Article 3 of the Loan Agreement and similar conditions in the Reimbursement Agreement then being satisfied.

     3. CONTINUING SECURITY INTEREST OF CIT. Until Bank of America has issued substitute letters of credit or back-up letters of credit as described herein, it acknowledges that CIT will retain security interests in Borrowers' property. Such continued security interest of CIT, so long as Bank of America has not issued the substitute or back-up letters of credit referred to herein, shall not constitute a default or misrepresentation by Borrowers under the Loan Agreement, and Borrowers' obligations to indemnify CIT in the event CIT should be called upon its guaranty of the Dai-Ichi Kangyo Bank, Ltd. letters of credit shall not constitute a default or misrepresentation under the Loan Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.


               BORROWERS:     NORTHWEST PIPE COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------

                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615

                              THOMPSON PIPE AND STEEL COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------

                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615


                              THOMPSON STEEL PIPE COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------

                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615


               LENDER:        BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------

                              Address:  Commercial Banking
                                        121 S.W. Morrison Street
                                        Suite 1700
                                        Portland, OR  97204
                                        Fax No. (503) 275-1391
                                        Attn:  Robert L. Countryman


               AGENT:         BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------

                              Address:  Agency Services
                                        701 Fifth Avenue, Floor 16
                                        Seattle, WA  98104
                                        Fax No. (206) 358-0971
                                        Attn:  Dora A. Brown